Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

21. Commitments and Contingencies

(a) Commitments

As of December 31, 2014, future minimum commitments under non-cancelable agreements were as follows:

	Rental	Bandwidth Purchases	Cooperation with Phoenix TV Group*	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2015	38,377	31,658	4,883	9,226	3,449	3,927	91,520
2016	37,798	2,110	1,526	2,673	—	613	44,720
2017	16,175	1,055	—	275	—	20	17,525
2018	—	—	—	100	—	—	100
2019 and thereafter	—	—	—	75	—	—	75
Total	92,350	34,823	6,409	12,349	3,449	4,560	153,940

*          The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, branding and co-promotion, technical support and corporate management (Refer to Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cost and expenses charged to the Group for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount was RMB1.6 million for the first year of the agreement, and increases by 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.

The rental expenses were approximately RMB32.3 million, RMB37.8 million and RMB39.8 million (US$6.4 million), during the years ended December 31, 2012, 2013 and 2014, respectively, and were charged to the consolidated statements of comprehensive income when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2013 and 2014.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is not currently a party to any legal proceedings, investigations or claim which in the opinion of its management is reasonably possible to have a material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 13, as of December 31, 2013 and 2014, the Group had recorded uncertain tax positions of RMB12.2 million and RMB16.9 million (US$2.7 million), respectively.